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                                                                    EXHIBIT 10.1

               CONTRACT FOR MANAGING AGENTS EXTENSION AGREEMENT

Agreement made as of the first day of July 1995 by and between   Knickerbocker
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Village Inc. Owner, and Cherry Green Property Corp. as Managing Agent for the
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premises known as:   Knickerbocker Village   10-40 Monroe St. New York NY 10002
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HCLD #9                              (Address and Location)
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Project #

Whereas, the parties have heretofore entered into a Contract for Managing
Agents as of July 1, 1983. Subsequent extensions have been entered into with the
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last extension effective for the period July 1, 1994 to June 30, 1995; and
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Whereas, the parties wish to further extend the Contract for Managing Agents;
therefore it is agreed as follows:

    1. The Contract for Managing Agent is extended from July 1, 1995 to
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       June 30, 1996.
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    2. Article 5.1(a) of the Owner-Agent Agreement is amended as follows:
         Managing Agent Fee - $66,774.00 per month.
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         This amount represents the sum of:

         1. $59,989.00 per month as the Project's Base Rate; plus
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         2. $ 6,785.00 per month as the Project's Administrative Expense Fee.
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    3. The Management Plan [X] has [_] has not been amended. If amended, the pages on which changes have been made are attached.

    4. Article 5.1(e) of the Owner-Agent Agreement is amended as follows:

         Site Manager Reimbursement - $55,513.80 per year payable in monthly
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         installments as indicated in par. 5 (Submit breakdown and supporting computations as to determination of Site Manager Reimbursement. Attach amended Management Plan page.)

    5. Other: Site Manager reimbursement to be taken as follows:
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                July, 1995 -- Oct., 1995 -- $4,799.87 per month
                Nov., 1995 -- June, 1996 -- $4,539.29 per month
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                                                  (Use attachments if necessary)
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This agreement is subject to approval by the New York State Division of Housing and Community Renewal (DHCR).


Owner                                    Agent
      Knickerbocker Village, Inc.               Cherry Green Property Corp.
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         /s/ Robert Gershon                        /s/ Robert Gershon
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             Signature                                 Signature
     R o b e r t   G e r s h o n             R o b e r t   G e r s h o n
             Treasurer                               Vice-President
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      Name/Title (Please Type)                  Name/Title (Please Type)

               12/7/95                                   12/7/95
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                Date:                                     Date:

Approved:

            March 8, 1996
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                Date:

New York State Division of Housing and Community Renewal

                /s/ Jane Berrie
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/s/ Jane Berrie, Assistant Director of Management
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            Name/Title (Please Type)